[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED TO INDICATE THAT CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SUCH PORTIONS BY BRISTOL-MYERS SQUIBB COMPANY, BRISTOL-MYERS SQUIBB BIOLOGICS COMPANY AND IMCLONE SYSTEMS INCORPORATED. THESE PORTIONS HAVE BEEN MARKED WITH TWO ASTERISKS ENCLOSED IN BRACKETS (i.e., [**]). THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


                                                                    EXHIBIT 99.2


                   AMENDMENT NO. 1 TO DEVELOPMENT, PROMOTION,
                       DISTRIBUTION AND SUPPLY AGREEMENT

     AMENDMENT NO. 1 dated as of March 5, 2002 (this "Amendment"), by and among
E. R. SQUIBB & SONS, LLC, a limited liability company organized and existing under the laws of the State of Delaware, having offices located at Route 206 and Province Line Road, Princeton, New Jersey ("ERS"), BRISTOL-MYERS SQUIBB COMPANY, a corporation organized and existing under the laws of the State of Delaware, having offices located at Route 206 and Province Line Road, Princeton, New Jersey ("BMS") and IMCLONE SYSTEMS INCORPORATED, a corporation organized under the laws of the State of Delaware, having offices located at 180 Varick Street, New York, New York 10014 (the "Company").

                             PRELIMINARY STATEMENTS

     A. ERS, BMS and the Company are parties to the Development, Promotion, Distribution and Supply Agreement dated as of September 19, 2001 (the "Commercial Agreement") pursuant to which the Parties have agreed to collaborate on the development and commercialization of Products in the Territory.

     B. On October 30, 2001, pursuant to the Commercial Agreement, the Company submitted a biologics license application for a Product under Section 351 of the Public Health Service Act. On December 28, 2001, the FDA notified the Company that it would refuse to file such biologics license application (the "Refusal to File").

     C. In light of the Refusal to File and subsequent discussions with the FDA, the Parties have agreed to amend the Commercial Agreement as set forth in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing preliminary statements and the mutual agreements and covenants set forth herein, the Parties hereby agree as follows:

1.   DEFINITIONS.

     1.1 Definitions in the Commercial Agreement. Capitalized terms used but not defined in this Amendment (including the Preliminary Statements set forth above) shall have the meanings set forth in the Commercial Agreement. References in the Commercial Agreement to "this Agreement" shall be deemed to refer to the Commercial Agreement as amended by this Amendment. Notwithstanding the foregoing, the date of the Commercial Agreement, as amended hereby, shall in all instances remain September 19, 2001, and references to "the date hereof", "the date of this Agreement" and "the Effective Date" in the Commercial Agreement shall continue to refer to September 19, 2001.

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.



2.   MANAGEMENT.

     2.1 Clinical and Regulatory Oversight. The Parties agree that Andrew Bodnar ("Bodnar") shall, for so long as he is willing to serve, be entitled to oversee the implementation of the Clinical Development Plan and the process for seeking Registration of Products pursuant to the Commercial Agreement. Bodnar shall be entitled to attend meetings of any Committee, and any Committee may from time to time consult with Bodnar with respect to any matter relating to the Clinical Development Plan or Registration of the Product; provided that Bodnar shall not have any powers, rights or responsibilities of a member of a Committee (except to the extent he otherwise has such powers, rights or responsibilities in his capacity as a member of such Committee), and Bodnar's authority shall be subject to the authority of the Committees and the other provisions of the Commercial Agreement. Bodnar shall also be entitled to attend any meetings between the Company and the FDA with respect to a Product.

3.  CLINICAL DEVELOPMENT PLAN/CLINICAL BUDGET

     3.1  Product Development Committee Meeting.

     (a) As soon as reasonably practicable after the date hereof, the PDC shall meet to amend and modify the Clinical Development Plan pursuant to the Commercial Agreement to reflect the current strategy of the Parties with respect to Registration of the Product. Such amended and modified Clinical Development Plan (the "Modified Clinical Plan") shall include the matters referred to in Section 4.3(b) of the Commercial Agreement, and shall be a "Clinical Development Plan" within the meaning of Section 1.20 of the Commercial Agreement.

     (b) At the meeting referred to in Section 3.1(a), the PDC shall also modify the Clinical Budget relating to the Registrational Studies pursuant to the Commercial Agreement to reflect the Modified Clinical Plan; provided that such modified Clinical Budget (the "Modified Clinical Budget") shall (i) be equal in the aggregate to the Clinical Budget in effect as of the date hereof (the "Existing Clinical Budget") and (ii) in respect of any year prior to 2005, not be less than 80% of the budget for such year under the Existing Clinical
Budget. Unless and until the Modified Clinical Budget is approved in accordance with the Commercial Agreement, the Existing Clinical Budget shall remain in effect.

     3.2 Joint Manufacturing Committee Meeting. As soon as reasonably practicable after the meeting referred to in Section 3.1(a), the JMC shall meet to amend Exhibit 8.12 (B)(i) to the Commercial Agreement to reflect the Modified Clinical Budget.

4.   PAYMENTS.

     4.1  Payments to the Company.

     (a) As partial consideration to the Company for the rights granted to ERS under the Commercial Agreement and for entering into this Amendment, ERS shall pay to the Company a non-refundable and non-creditable payment of $140,000,000 on March 7, 2002 in immediately available funds by wire transfer to an account specified by the Company.

     (b) Section 6.2 of the Commercial Agreement is amended by deleting paragraph (a) thereof in its entirety and replacing it with the following:

                  "(a) As further consideration to the Company for the rights granted to ERS

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.



                  under this Agreement, ERS shall pay to the Company the following non-refundable and non-creditable payments on the date or upon the occurrence of the events, as the case may be, set forth below:


                  Date/Event                                      Payment
                  -------------------------------------------  --------------
                  March 5, 2003                                  $60,000,000
                  -------------------------------------------  --------------
                  Upon receipt of written Registration in
                  the US from the FDA with respect to any
                  indication for a Product (the "First          $250,000,000
                  Indication").
                  -------------------------------------------  --------------
                  Upon receipt of written Registration in
                  the US from the FDA with respect to any
                  indication relating to a different tumor
                  type from the First Indication (the           $250,000,000
                  "Second Indication").
                  -------------------------------------------  --------------

                  The Party who receives notice of Registration from the FDA shall be responsible for promptly informing the other Parties when such event occurs. The payments required with respect to receipt of Registration pursuant to this Section 6.2(a) shall be paid within 30 days (by wire transfer in immediately available funds to an account specified by the Company) after the earlier to occur of: (i) ERS receiving notice of the Registration from the FDA or (ii) the Company notifying ERS of such Registration. The Parties understand that the First Indication and the Second Indication may be included in the same Registration; provided that any indication or series of indications relating to the same tumor type (e.g., colorectal cancer) shall, for all purposes under this Section 6.2, constitute one indication and no subsequent indication in respect of the tumor type for which the First Indication was received shall be considered a Second Indication."

     4.2   Distribution Fees.

     (a) Section 6 of the Commercial Agreement is amended by deleting Sections
6.3 and 6.4 in their entirety and replacing them with the following:

                  "Section 6.3 Distribution Fees for North America. As further consideration to the Company for the rights granted to ERS in North America under this Agreement, ERS shall pay to the Company a Distribution Fee for North America equal to 39% of Net Sales in North America during each calendar year (or portion thereof)."

     (b) Section 6 of the Commercial Agreement is further amended by renumbering Section 6.5 as "Section 6.4" and Section 6.6 as "Section 6.5".

     (c) Section 16.2 of the Commercial Agreement is amended by deleting ", subject to Section 6.4" from the first sentence thereof.

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.



5.  PROJECTIONS.

     5.1 Base Case Projections. Exhibit 1.13 to the Commercial Agreement is deleted in its entirety and replaced by Exhibit 1.13 to this Amendment.

     5.2 Low Case Projections. Exhibit 1.68 to the Commercial Agreement is deleted in its entirety and replaced by Exhibit 1.68 to this Amendment.

     5.3 Marketing Budget. Exhibits 5.2(A) and 5.2(B) to the Commercial Agreement are deleted in their entirety and replaced by Exhibits 5.2(A) and 5.2(B) to this Amendment.

     5.4 Commercial API Supply. Exhibit 8.12(B)(ii) to the Commercial Agreement is deleted in its entirety and replaced by Exhibit 8.12(B)(ii) to this Amendment.

     5.5 Non-Registrational Clinical Budget. The portion of Exhibit 4.3(A) to the Commercial Agreement related to Non-Registrational Studies is deleted in its entirety and replaced by Exhibit 4.3(A) to this Amendment

6.   REPRESENTATIONS AND WARRANTIES.

     Each Party represents and warrants to each of the other Parties, as of the date of this Amendment, that:

     (a) such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Amendment and to carry out the provisions hereof;

     (b) such Party has taken all corporate action necessary to authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment and has full power and authority to enter into this Amendment and perform its obligations under this Amendment; and

     (c) this Amendment has been duly executed by such Party and constitutes a valid and legally binding obligation of such Party, enforceable in accordance with its terms, subject to and limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws generally applicable to creditors' rights; and (ii) judicial discretion in the availability of equitable relief.

7.   MISCELLANEOUS.

     7.1 Prior Events. Each Party hereby acknowledges and agrees that a requirement by the FDA that the Company (i) reformat and reanalyze the clinical data from the two clinical studies (Nos.9923 and 0141) conducted by the Company in connection with the Registration Application submitted to the FDA on October 30, 2001 and (ii) submit data from clinical study No. 007 currently being conducted by Merck KGaA in Europe for the use of the Product to treat refractory colorectal cancer to support a resubmission of the Registration Application, does not constitute, in and of itself without further FDA requirements, a "material delay" under Section 4.8 of the Commercial Agreement or give rise, as of the date hereof, to "a significant concern regarding a regulatory or patient safety issue that would seriously impact the long term viability of all Products" under Section 13.3 of the Commercial Agreement; provided that this Section 7.1 does not, and shall in no circumstances be construed as, an admission of the occurrence of, or as an indication of what may constitute or be considered in the determination of the existence of, a "material delay" under Section 4.8 of the Commercial Agreement or such a "significant concern" under Section 13.3 of the Commercial Agreement.

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Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers
Squibb Biologics Company and ImClone Systems Incorporated.



     7.2 Manufacturing Facility. As soon as reasonably practicable after the date hereof, the Company shall resume construction of the BB-50 plant (the "Plant"), and use its commercially reasonable efforts to pursue diligently the construction of the Plant, substantially in accordance with the plans and specifications previously provided to BMS. The Company shall use its commercially reasonable efforts to complete such construction by [**].

     7.3 Press Release. Immediately following execution of this Amendment, the Parties shall issue a joint press release in the form previously agreed by the Parties.

     7.4 Rights. Except as specifically set forth herein, the Commercial Agreement shall remain unchanged and in full force and effect. The Parties acknowledge and agree that there are no amendments, modifications or waivers in respect of the Commercial Agreement other than those specifically set forth in this Amendment.

     7.5 Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York without regard to conflicts of law principles.

     7.6 Descriptive Headings. The descriptive headings of this Amendment are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Amendment.

     7.7 Counterparts. This Amendment may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.


                                      ***

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.



     IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed by its duly authorized representative as of the day and year first above written.



                             IMCLONE SYSTEMS INCORPORATED


                             By:      /s/ Samuel D. Waksal
                                --------------------------------

                             Name:    Samuel D. Waksal
                                  ---------------------------------------

                             Title:  President and Chief Executive Officer
                                   ---------------------------------------



                             E. R. SQUIBB & SONS, LLC


                             By:      /s/ John L. McGoldrick
                                -----------------------------------------

                             Name:    John L. McGoldrick
                                  ---------------------------------------

                             Title:   Vice President
                                   --------------------------------------



                             BRISTOL-MYERS SQUIBB COMPANY


                             By:      /s/ Sandra Leung
                                -----------------------------------------

                             Name:    Sandra Leung
                                  ---------------------------------------

                             Title:   Secretary
                                   --------------------------------------

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.


--------------------------------------------------------------------------------
Exhibit 1.13 -- Base Case Projections
United States and Japan C225 Sales
($MM)
                                 2002     2003    2004     2005    2006    2007
--------------------------------------------------------------------------------
Base Case
--------------------------------------------------------------------------------
U.S. Sales                          -     [**]    [**]     [**]    [**]    [**]
--------------------------------------------------------------------------------
Japan Sales                         -        -       -        -       -    [**]
--------------------------------------------------------------------------------
Total C225 Sales                    -     [**]    [**]     [**]    [**]    [**]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Exhibit 1.13 -- Base Case Projections
United States and Japan C225 Sales (continued)
($MM)
                                 2008     2009    2010     2011    2012     2013    2014    2015    2016    2017
----------------------------------------------------------------------------------------------------------------
Base Case
----------------------------------------------------------------------------------------------------------------
U.S. Sales                       [**]     [**]    [**]     [**]    [**]     [**]    [**]    [**]    [**]    [**]
----------------------------------------------------------------------------------------------------------------
Japan Sales                      [**]     [**]    [**]     [**]    [**]     [**]    [**]    [**]    [**]    [**]
----------------------------------------------------------------------------------------------------------------
Total C225 Sales                 [**]     [**]    [**]     [**]    [**]     [**]    [**]    [**]    [**]    [**]
----------------------------------------------------------------------------------------------------------------

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.


--------------------------------------------------------------------------------
Exhibit 1.68 -- Low Case Projections
United States and Japan C225 Sales
($MM)
                                 2002     2003    2004     2005    2006    2007
--------------------------------------------------------------------------------
Low Case
--------------------------------------------------------------------------------
U.S. Sales                          -     [**]    [**]     [**]    [**]    [**]
--------------------------------------------------------------------------------
Japan Sales                         -        -       -        -       -    [**]
--------------------------------------------------------------------------------
Total C225 Sales                    -     [**]    [**]     [**]    [**]    [**]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Exhibit 1.68 -- Low Case Projections
United States and Japan C225 Sales (continued)
($MM)
                                 2008     2009    2010     2011    2012    2013     2014    2015     2016     2017
------------------------------------------------------------------------------------------------------------------
Low Case
------------------------------------------------------------------------------------------------------------------
U.S. Sales                       [**]     [**]    [**]     [**]    [**]    [**]     [**]    [**]     [**]     [**]
------------------------------------------------------------------------------------------------------------------
Japan Sales                      [**]     [**]    [**]     [**]    [**]    [**]     [**]    [**]     [**]     [**]
------------------------------------------------------------------------------------------------------------------
Total C225 Sales                 [**]     [**]    [**]     [**]    [**]    [**]     [**]    [**]     [**]     [**]
------------------------------------------------------------------------------------------------------------------

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.


-------------------------------------------------------------------------
Exhibit 5.2A -- Marketing Budget
2001-2004
($MM)
                                          2001    2002     2003     2004
------------------------------------------------------------------------
Total A&P Expense                         [**]    [**]     [**]     [**]
------------------------------------------------------------------------
U.S.                                      [**]    [**]     [**]     [**]
------------------------------------------------------------------------
Japan                                        -       -        -        -
------------------------------------------------------------------------
Distribution & Other Fees                    -       -     [**]     [**]
------------------------------------------------------------------------
Total Sales Force                            -       -     [**]     [**]
------------------------------------------------------------------------
U.S.                                         -       -     [**]     [**]
------------------------------------------------------------------------
Japan                                        -       -        -        -
------------------------------------------------------------------------
# Reps                                                     [**]     [**]
------------------------------------------------------------------------

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.


----------------------------------------------------------------------------------
Exhibit 5.2B -- Indicative Marketing Budget
2005-2017
($MM)
                                 2005     2006     2007     2008     2009     2010
----------------------------------------------------------------------------------
Total A&P Expense                [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
U.S.                             [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
Japan                               -     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
Distribution & Other Fees        [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
Total Sales Force                [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
U.S.                             [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
Japan                               -        -     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Exhibit 5.2B -- Indicative Marketing Budget
2005-2017 (continued)
($MM)
                                 2011     2012     2013     2014     2015     2016     2017
-------------------------------------------------------------------------------------------
Total A&P Expense                [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------
U.S.                             [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------
Japan                            [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------
Distribution & Other Fees        [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------
Total Sales Force                [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------
U.S.                             [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------
Japan                            [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.


----------------------------------------------------------------------------------
Exhibit 8.12B (ii)
United States and Japan C225 Commercial Volume
Kilograms
                                 2002     2003     2004     2005     2006     2007
----------------------------------------------------------------------------------
Base Case
----------------------------------------------------------------------------------
United States - Lonza            [**]     [**]        -        -        -        -
----------------------------------------------------------------------------------
United States - IMCL                -     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------
Japan - Lonza                       -        -        -        -        -        -
----------------------------------------------------------------------------------
Japan - IMCL                        -        -        -        -        -     [**]
----------------------------------------------------------------------------------
Total - Lonza                    [**]     [**]        -        -        -        -
----------------------------------------------------------------------------------
Total - IMCL                        -     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
Exhibit 8.12B (ii)
United States and Japan C225 Commercial Volume (continued)
Kilograms
                                 2008     2009     2010     2011     2012     2013     2014     2015     2016     2017
----------------------------------------------------------------------------------------------------------------------
Base Case
----------------------------------------------------------------------------------------------------------------------
United States - Lonza               -        -        -        -        -        -        -        -        -        -
----------------------------------------------------------------------------------------------------------------------
United States - IMCL             [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------------------------------------------
Japan - Lonza                       -        -        -        -        -        -        -        -        -        -
----------------------------------------------------------------------------------------------------------------------
Japan - IMCL                     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------------------------------------------
Total - Lonza                       -        -        -        -        -        -        -        -        -        -
----------------------------------------------------------------------------------------------------------------------
Total - IMCL                     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
----------------------------------------------------------------------------------------------------------------------

Confidential treatment requested by Bristol-Myers Squibb Company, Bristol-Myers Squibb Biologics Company and ImClone Systems Incorporated.


-------------------------------------------------------------------------------------------------------------
Exhibit 4.3A -- C225 Clinical Spending
Non-Registrational Studies
($MM)
                                 2001     2002     2003     2004     2005     2006     2007     2008     2009
-------------------------------------------------------------------------------------------------------------
 Non-Registrational Studies      [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------------------------
 U.S.                            [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------------------------
Japan                               -        -        -        -        -        -     [**]     [**]     [**]
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
Exhibit 4.3A -- C225 Clinical Spending
Non-Registrational Studies (continued)
($MM)
                                 2010     2011     2012     2013     2014     2015     2016     2017    Total
-------------------------------------------------------------------------------------------------------------
 Non-Registrational Studies      [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------------------------
 U.S.                            [**]     [**]     [**]     [**]     [**]     [**]     [**]        -     [**]
-------------------------------------------------------------------------------------------------------------
Japan                            [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]     [**]
-------------------------------------------------------------------------------------------------------------
